Exhibit 10
FIRST AMENDMENT
TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of February 8, 2010, among RED LION HOTELS CORPORATION, a Washington corporation (“Borrower”), each lender party hereto (collectively, “Lenders”), and CALYON NEW YORK BRANCH, as Administrative Agent (“Administrative Agent”).
R E C I T A L S
     1. Borrower, Administrative Agent, and Lenders are parties to that certain Credit Agreement (as modified, amended, renewed, extended, and/or restated, the “Credit Agreement”) dated as of September 13, 2006.
     2. The parties hereto desire to amend the Credit Agreement subject to the terms and conditions set forth herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Terms and References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to "Sections” are to the Credit Agreement’s sections.
     2. Amendments to the Credit Agreement.
     (a) The cover page of the Credit Agreement is hereby amended to delete the reference to “$50,000,000” in its entirety.
     (b) Section 1.01 of the Credit Agreement is hereby amended to delete the definitions of "Applicable Margin”, “Base Rate” and “Collateral Properties” in their entirety and replace such definitions with the following:
     Applicable Margin means, (a) with respect to a Base Rate Borrowing, two and one quarter percent (2.25%) and (b) with respect to a Eurodollar Borrowing, three and one quarter percent (3.25%).
     Base Rate means, for any day, the rate per annum equal to the greater of (a) the Federal Funds Rate for such day plus one-half of one percent (0.5%), and (b) the Prime Rate for such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate. In the event that at any time the Base Rate would be less than the Adjusted Eurodollar Rate, then the Base Rate shall be deemed to be equal to the Adjusted Eurodollar Rate. Each determination of the Base Rate by Agent shall, in the absence of manifest error, be conclusive and binding on Borrower.
     Collateral Properties means the Initial Collateral Property and Collateral Property also means the Initial Collateral Property.
     (c) Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions in the correct alphabetical order:
First Amendment to Credit Agreement

     Disposition means with respect to any Subject Property, the (a) sale (including the sale and leaseback) or (b) lease of more than twenty-five percent (25%) (individually or in the aggregate) of the total square footage of such Subject Property; provided, however, that, so long as Borrower or an Affiliate of Borrower is not the owner of the fee simple interest in the Red Lion Hotel Anaheim — Anaheim, California, any such sale or lease of such Subject Property by any Person other than Borrower or an Affiliate of Borrower shall not be a Disposition hereunder.
     Disposition Proceeds means, with respect to any Disposition, the gross proceeds (including, without limitation, all cash payments received with respect to any note taken in connection with such Disposition) from any from such Disposition received on or after the date of consummation of such Disposition, after (a) deduction of taxes paid or payable and (b) payment of all usual and customary brokerage commissions and all other reasonable fees and expenses related to such Disposition (including reasonable attorneys’ fees and closing costs and reasonable environmental remediation costs incurred in connection with such Disposition).
     Subject Properties means, collectively, the following Properties: (a) Red Lion Hotel Denver Southeast — Aurora, Colorado; (b) Red Lion Hotel Anaheim — Anaheim, California; (c) Red Lion Hotel Pocatello — Pocatello, Idaho; and (d) Red Lion Templin’s Resort — Post Falls, Idaho, and Subject Property means any one of the Subject Properties.
     (d) Section 2.7 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     2.7 Intentionally deleted.
     (e) Each of Section 8.24(b) and Section 9.23(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     (b) Intentionally deleted.
     (f) Section 3.2(b) of the Credit Agreement is hereby amended to add the following new clause (iii) at the end thereof:
     (iii) Immediately upon the receipt thereof, Borrower shall prepay the Total Principal Debt in an aggregate amount equal to fifty percent (50%) of all cash Disposition Proceeds with respect to the Disposition of any Subject Property; provided, however, that, notwithstanding the nature of such Disposition Proceeds (i.e., cash or non-cash) the initial minimum prepayment required under this clause (iii) upon the consummation of any such Disposition shall (x) not be less than twenty-five percent (25%) of the total amount of such Disposition Proceeds and (y) not be funded with a Borrowing. No amount of the Total Principal Debt prepaid pursuant to this Section 3.2(b)(iii) may be reborrowed, and the Commitment of each Lender shall be permanently reduced based upon its respective Pro Rata Part by the amount of such prepayments, and the Total Commitment shall be permanently reduced by the amount of such prepayments without the need of any further action on the part of Borrower, Administrative Agent, or any Lender.
First Amendment to Credit Agreement

     (g) Section 5.5 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     5.5 Commitment Fees. Borrower shall pay to Administrative Agent, for the ratable account of Lenders, a commitment fee, payable in installments in arrears, on the last Business Day of each March, June, September, and December and on the Maturity Date, commencing with the fiscal quarter beginning January 1, 2010. Each installment shall be in an amount equal to the product of (a) the daily Unused Commitment times (b) 50 basis points (0.50%).
     (h) Section 10.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     10.2 Debt. Borrower shall not, and shall not permit any other Company to, directly or indirectly, create, incur, guaranty, assume, or suffer to exist any direct, indirect, fixed, or contingent liability for (a) any Recourse Debt if, both before and after giving effect to such Recourse Debt, the Commitment Usage would exceed the Availability Amount and (b) any Debt that is secured by a Lien that is not a Permitted Lien on any of the Subject Properties.
     (i) Section 10.18(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     (a) Total Leverage Ratio. Borrower shall not permit the Total Leverage Ratio, as of the last day of any fiscal quarter of the Companies during the following periods, to be greater than the ratio set forth opposite such period below:

Period	Ratio
Closing Date through December 31, 2006	6.5 to 1.0

January 1, 2007 through December 31, 2007	6.0 to 1.0

January 1, 2008 through December 31, 2008	5.75 to 1.0

January 1, 2009 through December 31, 2010	5.25 to 1.0

January 1, 2011 and Thereafter	4.75 to 1.0
     (j) Section 10.18(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     (b) Senior Leverage Ratio. Borrower shall not permit the Senior Leverage Ratio, as of the last day of any fiscal quarter of the Companies during the following periods, to be greater than the ratio set forth opposite such period below:
First Amendment to Credit Agreement

Period	Ratio
Closing Date through December 31, 2006	5.5 to 1.0

January 1, 2007 through December 31, 2007	5.0 to 1.0

January 1, 2008 through December 31, 2008	4.75 to 1.0

January 1, 2009 through December 31, 2010	4.25 to 1.0

January 1, 2011 and Thereafter	3.75 to 1.0
     (k) Schedule 2.1 of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.1 attached hereto.
     3. Amendments to other Loan Documents.
     (a) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.
     (b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.
     4. Conditions Precedent. This Amendment shall not be effective unless and until: (a) Administrative Agent receives fully executed counterparts of this Amendment signed by the Required Lenders and Borrower; (b) Administrative Agent receives an officer’s certificate for Borrower certifying (i) the constituent documents of Borrower, (ii) incumbency of the officers of Borrower authorized to execute this Amendment and each other document executed in connection therewith (collectively, the “Amendment Documents”), (iii) certificates of existence and good standing for Borrower certified as of a recent date by the Secretary of State of the State of formation of Borrower, and (iv) resolutions of the board of directors of Borrower authorizing the execution and delivery of the Amendment Documents; (c) Administrative Agent receives, for the benefit of each Lender executing this Amendment, an amendment fee equal to the result of (i) thirty seven and one half basis points (0.375%) times (ii) the amount of the Commitment of each such Lender after giving effect to this Amendment; and (d) the representations and warranties in the Credit Agreement, as amended by this Amendment, and each other Loan Document are true and correct in all material respects on and as of the date of this Amendment as though made as of the date of this Amendment except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement.
     5. Ratifications. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens
First Amendment to Credit Agreement

granted, conveyed, or assigned to Administrative Agent for the benefit of Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation under the Credit Agreement and the Loan Documents, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.
     6. Representations. Borrower represents and warrants to Administrative Agent and Lenders that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower and each Subsidiary Guarantor; (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower or any Subsidiary Guarantor of this Amendment; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower and each Subsidiary Guarantor and are enforceable against Borrower and each Subsidiary Guarantor in accordance with their respective terms, except as limited by Debtor Relief Laws; (d) the execution, delivery, and performance by Borrower and each Subsidiary Guarantor of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any laws, agreements, or understandings to which Borrower or any such Subsidiary Guarantor is a party or by which Borrower or any such Subsidiary Guarantor is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) no Potential Default or Event of Default exists.
     7. Continued Effect. Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.
     8. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed — and its performance enforced — under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts (originals or facsimile copies followed by originals within two (2) Business Days) with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.
     9. RELEASE. BORROWER AND EACH OTHER OBLIGOR HEREBY ACKNOWLEDGES THAT THE OBLIGATION IS ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RECISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATION OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY CREDIT PARTY. BORROWER AND EACH OTHER OBLIGOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE EACH CREDIT PARTY AND ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED
First Amendment to Credit Agreement

OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER OR ANY OTHER OBLIGOR MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING, OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.
     10. Entireties. The Credit Agreement as amended by this Amendment represents the final agreement between the parties about the subject matter of the Credit Agreement as amended by this Amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
     11. Parties. This Amendment binds and inures to Borrower, Administrative Agent, each Lender, and their respective successors and permitted assigns.
[Remainder of Page Intentionally Left Blank; Signature Pages to Follow]
First Amendment to Credit Agreement

     EXECUTED as of the date first stated above.

BORROWER:

RED LION HOTELS CORPORATION, a Washington corporation

By:	/s/ Anthony F. Dombrowik Name: Anthony F. Dombrowik
Title: Senior Vice President
Signature Page to First Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

CALYON NEW YORK BRANCH, as Administrative Agent

By:	/s/ Alex Larrinaga Name: Alex Larrinaga
Title: Vice President

By:	/s/ Robert G. Colvin Name: Robert G. Colvin
Title: Managing Director
Signature Page to First Amendment to Credit Agreement

LENDERS:

CALYON NEW YORK BRANCH, as a Lender and Swing Line Lender

By:	/s/ Jason Chrein Name: Jason Chrein
Title: Director

By:	/s/ Joseph A. Asciolla Name: Joseph A. Asciolla
Title: Managing Director
Signature Page to First Amendment to Credit Agreement

KEY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Tayven Hike Name: Tayven Hike
Title: Vice President
Signature Page to First Amendment to Credit Agreement

CIBC, INC., as a Lender

By:	/s/ Michael Gewirtz Name: Michael Gewirtz
Title: Agent
Signature Page to First Amendment to Credit Agreement

UNION BANK, N.A., formerly known as Union Bank of California, N.A., as a Lender

By:	/s/ Ray Ward Name Ray Ward
Title: Vice President
Signature Page to First Amendment to Credit Agreement

FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daniel A. Adams

Name: Daniel A. Adams Title: Vice President
Signature Page to First Amendment to Credit Agreement

To induce the Administrative Agent and Lenders to enter into this Amendment, each of the undersigned (a) consent and agree to the Amendment’s execution and delivery, (b) ratify and confirm that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent and Lenders under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligation, (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens, and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to the Administrative Agent and Lenders and their respective successors and permitted assigns.

SUBSIDIARY GUARANTORS:

RED LION HOTELS FRANCHISING, INC.,
a Washington corporation

By:	/s/ Anthony F. Dombrowik Name: Anthony F. Dombrowik
Title: Senior Vice President

RED LION HOTELS MANAGEMENT, INC.,
a Washington corporation

By:	/s/ Anthony F. Dombrowik Name: Anthony F. Dombrowik
Title: Senior Vice President

RED LION HOTELS HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Anthony F. Dombrowik Name: Anthony F. Dombrowik
Title: Senior Vice President

WHC809, LLC,
a Delaware limited liability company

By:	/s/ Anthony F. Dombrowik Name: Anthony F. Dombrowik
Title: Senior Vice President
Signature Page to First Amendment to Credit Agreement

RED LION HOTELS LIMITED PARTNERSHIP,
a Delaware limited partnership

By: RED LION HOTELS CORPORATION, a Washington corporation, its sole general partner

By:	/s/ Anthony F. Dombrowik Name: Anthony F. Dombrowik
Title: Senior Vice President
Signature Page to First Amendment to Credit Agreement

SCHEDULE 2.1
COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Pro Rata Part

Calyon New York Branch	$12,187,500	32.500000000%

KeyBank National Association	$8,437,500	22.500000000%

CIBC, Inc.	$5,625,000	15.000000000%

Union Bank of California, N.A.	$5,625,000	15.000000000%

Wells Fargo Bank, National Association	$5,625,000	15.000000000%

Total	$37,500,000	100.000000000%
Schedule 2.1 to First Amendment to Credit Agreement